Exhibit 4.7

THIS CERTIFIES THAT

is the owner of

CUSIP

DATED

COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE TRUST COMPANY, N.A.

TRANSFER AGENT AND REGISTRAR,

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN

CANTON, MA AND NEW YORK, NY

SEE REVERSE FOR CERTAIN DEFINITIONS

Certificate

Number

Shares

.

Secretary

By

AUTHORIZED SIGNATURE

COMMON SHARES

PAR VALUE $0.125

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE OF $0.125 EACH OF

Cliffs Natural Resources Inc., transferable on the books of the Company by the registered holder in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of the Company filed in the office of the Secretary of State of Ohio (copies of which are on file with the Company and with the Transfer

Agent) to which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the

Transfer Agent and registered by the Registrar.

Witness the seal of the Company and the signatures of its duly authorized officers.

CLIFFS NATURAL RESOURCES INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

Chairman, President and Chief Executive Officer

016570| 003590|127C|RESTRICTED||4|057-423

18683K 10 1

<<Month Day, Year>>

* * 000000* * * * * *

* * * 000000* * * * *

* * * * 000000* * * *

* * * * * 000000* * *

* * * * * * 000000* *

** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample

**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David

Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander

David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.

Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****

Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample

**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David

Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander

David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.

Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****

Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample

**000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares***

*000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****

000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0

00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00

0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000

000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0000

00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00000

0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000

**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000*

*Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**

Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**S

***ZERO HUNDRED THOUSAND

ZERO HUNDRED AND ZERO***

MR. SAMPLE & MRS. SAMPLE &

MR. SAMPLE & MRS. SAMPLE

NNNNN

ZQ 000000

Certificate Numbers

1234567890/1234567890

1234567890/1234567890

1234567890/1234567890

1234567890/1234567890

1234567890/1234567890

1234567890/1234567890

Total Transaction

Num/No.

123456

Denom.

123456

Total

1234567

MR A SAMPLE

DESIGNATION (IF ANY)

ADD 1

ADD 2

ADD 3

ADD 4

PO BOX 43004, Providence, RI 02940-3004

CUSIP XXXXXX XX X

Holder ID XXXXXXXXXX

Insurance Value 1,000,000.00

Number of Shares 123456

DTC 12345678 123456789012345